Victory Variable Insurance Funds
Victory 500 Index VIP Series
(the “Fund”)
Supplement dated September 29, 2023
to the Prospectus dated May 1, 2023 (“Prospectus”)
Effective on or about December 1, 2023 (the “Effective Date”), VettaFi LLC will administer, calculate, and publish the Victory US Large Cap 500 Index (the “Index”), the index that the Fund seeks to track.
Accordingly, on the Effective Date, the Fund will revise its principal investment strategy, as described below.
The Fund expects that the revised strategy will not materially affect how Victory Capital Management Inc., the Fund’s investment adviser, manages the Fund; and the Fund will continue to seek to match, before fees and expenses, the performance of stocks composing the Index.
1.
The first paragraph found under “Principal Investment Strategy” on page 2 of the Prospectus is deleted and replaced with the following:
The Adviser pursues the Fund’s objective by investing, under normal circumstances, at least 80% of its assets in equity securities of companies included in the Index. The Index is an unmanaged market-cap weighted index that consists of the largest 500 companies within the VettaFi US Equity 3000 IndexSM (“Parent Index”). The Parent Index measures the performance of the largest 3000 U.S. equity securities with readily available price data.
2.
The second sentence of the third paragraph found under “Additional Fund Information” on page 6 of the Prospectus is deleted and replaced with the following:
The Index is an unmanaged market-cap weighted index created by the Adviser and maintained and powered by VettaFi LLC (“Index Provider”) that consists of the largest 500 companies within the VettaFi US Equity 3000 Index (“Parent Index”).

Victory Variable Insurance Funds
Victory 500 Index VIP Series
(the “Fund”)
Supplement dated September 29, 2023
to the Statement of Additional Information dated May 1, 2023 (“SAI”)
Effective on or about December 1, 2023, the subsection titled “Index and Index Provider” found on page 4 of the SAI is deleted in its entirety and replaced with the following:
Index and Index Provider
The Victory US Large Cap 500 Index (the “Victory 500 Index”) is an unmanaged, market-cap weighted index that consists of the largest 500 companies within the VettaFi US Equity 3000 IndexSM (“Parent Index”). The Parent Index measures the performance of all U.S. equity securities with readily available price data. The Victory 500 Index was created by the Adviser in conjunction with VettaFi LLC (“Index Provider”), an unaffiliated third party, and it is currently administered, calculated, and published by the Index Provider. The Index Provider calculates and disseminates the Victory 500 Index on a daily basis. A description of the Victory 500 Index VIP Series’ (the “500 Fund”) use of the Victory 500 Index is included in that Fund’s Prospectus under “Principal Investment Strategies,” and additional details about the Victory 500 Index are provided below.
The Victory 500 Index’s performance prior to the first publish date has been back-tested applying the same methodology based on fundamental criteria that was in effect when the Victory 500 Index was first published and is considered hypothetical. The Victory 500 Index is not sponsored by the Index Provider or its affiliates.